Exhibit 99.

RCM Technologies, Inc.	Tel: 856.356.4500	Corporate Contacts:
2500 McClellan Avenue	info@rcmt.com	Bradley S. Vizi
Pennsauken, NJ 08109	www.rcmt.com	Executive Chairman
Kevin D. Miller
Chief Financial Officer

P R E S S R E L E A S E

RCM TECHNOLOGIES, INC. ANNOUNCES

THIRD QUARTER RESULTS

Pennsauken, NJ – November 5, 2025 -- RCM Technologies, Inc. (NasdaqGM: RCMT), a premier provider of solutions designed to enhance the operational performance of its customers through the deployment of advanced engineering, specialty health care, and information technology services, today announced financial results for the thirteen and thirty-nine weeks ended September 27, 2025.

RCM Technologies reported revenue of $70.3 million for the thirteen weeks ended September 27, 2025 (the current quarter), an increase of 16.4% compared to $60.4 million for the thirteen weeks ended September 28, 2024 (the comparable prior quarter). Gross profit was $19.4 million for the current quarter, an 8.8% increase compared to $17.8 million for the comparable prior quarter. The Company experienced GAAP net income of $2.3 million, or $0.30 per diluted share, for the current quarter compared to $2.7 million, or $0.35 per diluted share, for the comparable prior quarter. The Company experienced adjusted EBITDA (non-GAAP) of $5.5 million for the current quarter, as compared to $5.6 million for the comparable prior quarter. The Company experienced adjusted net income of $0.42 per diluted share (non-GAAP) for both quarters presented.

RCM Technologies reported revenue of $232.9 million for the thirty-nine weeks ended September 27, 2025 (the current period), an increase of 15.6% compared to $201.5 million for the thirty-nine weeks ended September 28, 2024 (the comparable prior-year period). Gross profit was $63.7 million for the current period, a 9.4% increase compared to $58.2 million for the comparable prior-year period. The Company experienced GAAP net income of $10.2 million, or $1.34 per diluted share, for the current period compared to $10.5 million, or $1.31 per diluted share, for the comparable prior-year period. The Company experienced adjusted EBITDA (non-GAAP) of $21.4 million for the current period, as compared to $19.6 million for the comparable prior-year period. The Company experienced $1.73 of adjusted net income per diluted share (non-GAAP) for the current period as compared to $1.54 for the comparable prior-year period, an increase of 12.3%.

Bradley Vizi, Executive Chairman of RCM Technologies, commented, “As we exit our seasonal third quarter, we are entering the fourth quarter from a position of strength, demonstrating record 2026 Engineering backlog as of the end of October and continued momentum in Healthcare.”

Kevin Miller, Chief Financial Officer of RCM Technologies, commented, “We expect our fourth quarter will yield our highest quarterly gross profit and adjusted EBITDA in fiscal 2025, and we are excited about our momentum heading into 2026.”

Conference Call

On Thursday, November 6, 2025, RCM Technologies will host a conference call to discuss these results. The call will begin at 11:30 a.m. Eastern Time. The dial-in number is (888) 272-8703.

About RCM

RCM Technologies (NasdaqGM: RCMT) is a business and technology solutions provider with world-class talent in key market segments. We help design, build, and enable the Industries of Tomorrow, Today. Operating at the intersection of resources, critical infrastructure and modernization of industries, RCM is a provider of services in Health Care, Engineering, Aerospace & Defense, Process & Industrial, Life Sciences and Data & Solutions. www.rcmt.com.

The statements contained in this release that are not purely historical are forward-looking statements within the Private Securities Litigation Reform Act of 1995. They are subject to various risks, uncertainties, and other factors that could cause the Company’s actual results, performance, or achievements to differ materially from those expressed or implied by such forward-looking statements. These statements often include words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “intend,” “believe,” “plan,” “seek,” “could,” “can,” “should,” “are confident” or similar expressions. In addition, statements that are not historical should also be considered forward-looking statements. These statements are based on assumptions that we have made in light of our experience in the industry, and our perceptions of historical trends, current conditions, expected future developments, and other factors we believe are appropriate in these circumstances. Forward-looking statements include, but are not limited to, those relating to demand for the Company’s services, expectations regarding our future revenues and other financial results, such as cash flows, our pipeline, and potential project wins, and our expectations for investment and growth in our business. Such statements are based on current expectations that involve several known and unknown risks, uncertainties, and other factors, which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. Risk, uncertainties, and other factors may emerge from time to time that could cause the Company’s actual results to differ from those indicated by the forward-looking statements. Investors are directed to consider such risks, uncertainties, and other factors described in documents filed by the Company with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation (and expressly disclaims any such obligation) to update any forward-looking statements contained in this release as a result of new information or future events or developments, except as may be required by law.

Tables to Follow

RCM Technologies, Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

(In Thousands, Except Share and Per Share Amounts)

	Thirteen Weeks Ended
	September 27, 2025	September 28, 2024
Revenue	$70,289	$60,365
Cost of services	50,879	42,524
Gross profit	19,410	17,841
Selling, general and administrative	14,933	13,018
Depreciation and amortization of property and equipment	539	393
Amortization of acquired intangible assets	-	45
Operating income	3,938	4,385
Other expense, net	614	619
Income before income taxes	3,324	3,766
Income tax expense	1,065	1,020
Net income	$2,259	$2,746

Diluted net earnings per share data	$0.30	$0.35
Diluted weighted average shares outstanding	7,614,695	7,789,446

	Thirty-Nine Weeks Ended
	September 27, 2025	September 28, 2024
Revenue	$232,928	$201,468
Cost of services	169,263	143,259
Gross profit	63,665	58,209
Selling, general and administrative	45,179	40,762
Depreciation and amortization of property and equipment	1,364	1,012
Amortization of acquired intangible assets	-	136
Potential stock issuance and financial transactions	-	259
Operating income	17,122	16,040
Other expense, net	2,241	1,619
Income before income taxes	14,881	14,421
Income tax expense	4,651	3,961
Net income	$10,230	$10,460

Diluted net earnings per share data	$1.34	$1.31
Diluted weighted average shares outstanding	7,656,929	7,990,238

RCM Technologies, Inc.

Supplemental Operating Results on a Non-GAAP Basis

(Unaudited)

(In Thousands, Except Per Share Amounts)

The following non-GAAP measures, which adjust for the categories of expenses described below, are non-GAAP financial measures. Our management believes that these non-GAAP financial measures (“Adjusted operating income,” “EBITDA,” “Adjusted EBITDA,” “Adjusted net income” and “Adjusted diluted net earnings per share”) are useful information for investors, shareholders, and other stakeholders of our Company in gauging our results of operations on an ongoing basis and to enhance investors’ overall understanding of our current financial performance and period-to-period comparisons. Adjusted operating income, EBITDA, Adjusted EBITDA, Adjusted net income and Adjusted diluted net earnings per share should not be considered alternatives to operating income or net income, as the case may be, as an indicator of performance. In addition, Adjusted operating income, EBITDA, Adjusted EBITDA, Adjusted net income and Adjusted diluted net earnings per share do not take into account changes in certain assets and liabilities and interest and income taxes that can affect cash flows. We do not intend the presentation of these non-GAAP measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP measures should be read-only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

The following unaudited table presents the Company’s GAAP operating income and GAAP net income and the corresponding adjustments used to calculate Adjusted operating income, EBITDA, Adjusted EBITDA, Adjusted net income and Adjusted diluted net earnings per share for the thirteen and thirty-nine weeks ended September 27, 2025 and September 28, 2024.

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	September 27, 2025	September 28, 2024	September 27, 2025	September 28, 2024
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

GAAP operating income	$3,938	$4,385	$17,122	$16,040
Adjustments
Potential stock issuance and financing transactions	-	-	-	259
Equity compensation	1,033	767	2,939	2,154
Adjusted operating income (non-GAAP)	$4,971	$5,152	$20,061	$18,453

GAAP net income	$2,259	$2,746	$10,230	$10,460
Income tax expense	1,065	1,020	4,651	3,961
Interest expense, net	584	492	1,885	1,551
Depreciation of property and equipment	539	393	1,364	1,012
Amortization of acquired intangible assets	-	45	-	136
EBITDA (non-GAAP)	$4,447	$4,696	$18,130	$17,120

Adjustments
Potential stock issuance and financing transactions	-	-	-	259
Loss on foreign currency transactions	30	127	356	68
Equity compensation	1,033	767	2,939	2,154
Adjusted EBITDA (non-GAAP)	$5,510	$5,590	$21,425	$19,601

RCM Technologies, Inc.

Supplemental Operating Results on a Non-GAAP Basis (Continued)

(Unaudited)

(In Thousands)

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	September 27, 2025	September 28, 2024	September 27, 2025	September 28, 2024
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

GAAP net income	$2,259	$2,746	$10,230	$10,460
Adjustments
Potential stock issuance and financing transactions	-	-	-	259
Loss on foreign currency transactions	30	127	356	68
Equity compensation	1,033	767	2,939	2,154
Tax impact from normalized rate	(119)	(238)	(257)	(603)
Adjusted net income (non-GAAP)	$3,203	$3,402	$13,268	$12,338

GAAP diluted net earnings per share	$0.30	$0.35	$1.34	$1.31
Adjustments
Potential stock issuance and financing transactions	-	-	-	$0.03
Loss on foreign currency transactions	$0.01	$0.01	$0.05	$0.01
Equity compensation	$0.13	$0.09	$0.38	$0.27
Tax impact from normalized rate	$(0.02)	$(0.03)	$(0.04)	$(0.08)
Adjusted diluted net earnings per share (non-GAAP)	$0.42	$0.42	$1.73	$1.54

RCM Technologies, Inc.

Summary of Selected Income Statement Data

(Unaudited)

(In Thousands)

	Thirteen Weeks Ended September 27, 2025
	Specialty Health Care	Engineering	Life Sciences, Data and Solutions	Consolidated

Revenue	$30,000	$31,419	$8,870	$70,289
Cost of services	21,010	24,507	5,362	50,879
Gross profit	8,990	6,912	3,508	19,410
Gross profit margin	30.0%	22.0%	39.5%	27.6%

	Thirteen Weeks Ended September 28, 2024
	Specialty Health Care	Engineering	Life Sciences, Data and Solutions	Consolidated

Revenue	$26,554	$24,167	$9,644	$60,365
Cost of services	18,271	18,273	5,980	42,524
Gross profit	8,283	5,894	3,664	17,841
Gross profit margin	31.2%	24.4%	38.0%	29.6%

	Thirty-Nine Weeks Ended September 27, 2025
	Specialty Health Care	Engineering	Life Sciences, Data and Solutions	Consolidated

Revenue	$116,105	$90,082	$26,741	$232,928
Cost of services	82,634	70,496	16,133	169,263
Gross profit	33,471	19,586	10,608	63,665
Gross profit margin	28.8%	21.7%	39.7%	27.3%

	Thirty-Nine Weeks Ended September 28, 2024
	Specialty Health Care	Engineering	Life Sciences, Data and Solutions	Consolidated

Revenue	$101,668	$70,180	$29,620	$201,468
Cost of services	71,672	52,818	18,769	143,259
Gross profit	29,996	17,362	10,851	58,209
Gross profit margin	29.5%	24.7%	36.6%	28.9%

RCM Technologies, Inc.

Condensed Consolidated Balance Sheets

(Unaudited)

(In Thousands, Except Share Amounts)

	September 27,	December 28,
	2025	2024
	(Unaudited)
Current assets:
Cash and cash equivalents	$1,309	$4,729
Accounts receivable and contract assets, net of provision for credit losses of $1,541 at September 27, 2025 and $1,570 at December 28, 2024	83,243	77,960
Transit accounts receivable	6,215	7,315
Prepaid expenses and other current assets	4,160	7,034
Total current assets	94,927	97,038

Property and equipment, net	7,624	7,368

Other assets:
Deposits	278	230
Deferred tax assets, foreign	131	120
Goodwill	22,147	22,147
Operating right of use asset	4,708	5,174
Total other assets	27,264	27,671

Total assets	$129,815	$132,077

Current liabilities:
Accounts payable and accrued expenses	$13,080	$13,369
Transit accounts payable	13,440	23,870
Accrued payroll and related costs	12,795	9,929
Finance lease payable	889	698
Income taxes payable	247	346
Operating lease liability	1,121	1,046
Contingent consideration from acquisitions	212	212
Deferred revenue	6,230	4,163
Total current liabilities	48,014	53,633

Deferred income taxes, net, domestic	4,526	4,526
Finance lease payable, net of current position	566	1,112
Operating lease liability, net of current position	3,796	4,355
Borrowings under line of credit	31,535	34,967
Total liabilities	88,437	98,593

Contingencies (note 15)

Stockholders’ equity:
Preferred stock, $1.00 par value; 5,000,000 shares authorized; no shares issued or outstanding	-	-
Common stock, $0.05 par value; 40,000,000 shares authorized; 17,948,409 shares issued and 7,410,510 shares outstanding at September 27, 2025 and 17,838,372 shares issued and 7,602,113 shares outstanding at December 28, 2024	898	890
Additional paid-in capital	121,453	118,845
Accumulated other comprehensive loss	(2,757)	(2,920
Retained earnings (accumulated deficit)	4,292	(5,938
Treasury stock, 10,537,899 shares at September 27, 2025 and 10,236,259 shares at December 28, 2024	(82,508)	(77,393
Total stockholders’ equity	41,378	33,484

Total liabilities and stockholders’ equity	$129,815	$132,077

RCM Technologies, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

(In Thousands)

	Thirteen Weeks Ended
	September 27, 2025	September 28, 2024
Net income	$2,259	$2,746
Adjustments to reconcile net income to cash used in operating activities	1,825	1,508
Changes in operating assets and liabilities:
Accounts receivable and contract assets	515	(9,033)
Prepaid expenses and other current assets	(175)	321
Net of transit accounts receivable and payable	(7,659)	435
Accounts payable and accrued expenses	3,312	(1,445)
Accrued payroll and related costs	2,431	1,919
Operating lease liabilities	(274)	(228)
Income taxes payable	(538)	81
Deferred revenue	(2,939)	(636)
Deposits	(19)	(12)
Total adjustments	(3,521)	(7,090)
Net cash (used in) operating activities	$(1,262)	$(4,344)

Net cash used in investing activities	(498)	(522)
Net cash (used in) provided by financing activities	(2,379)	4,375
Effect of exchange rate changes on cash and cash equivalents	(24)	167
Decrease in cash and cash equivalents	$(4,163)	$(324)

	Thirty-Nine Weeks Ended
	September 27, 2025	September 28, 2024
Net income	$10,230	$10,460
Adjustments to reconcile net income to cash used in operating activities	5,080	4,200
Changes in operating assets and liabilities:
Accounts receivable and contract assets	(5,249)	(5,207)
Prepaid expenses and other current assets	2,865	(475)
Net of transit accounts receivable and payable	(9,330)	(311)
Accounts payable and accrued expenses	(69)	(760)
Accrued payroll and related costs	2,860	433
Operating lease liabilities	(809)	(686)
Income taxes payable	(108)	(106)
Deferred revenue	2,098	161
Deposits	(48)	98
Total adjustments	(2,710)	(2,653)
Net cash provided by operating activities	$7,520	7,807

Net cash used in investing activities	(1,398)	(1,589)
Net cash used in financing activities	(9,471)	(9,135)
Effect of exchange rate changes on cash and cash equivalents	(71)	(211)
Decrease in cash and cash equivalents	$(3,420)	$(3,128)